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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 24, 2003


                        INDEPENDENCE COMMUNITY BANK CORP.
             (Exact name of registrant as specified in its charter)


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
            DELAWARE                             000-23229                       11-3387931
(State or other jurisdiction of           (Commission File Number)      (IRS Employer Identification
        incorporation or                                                          Number)
         organization)
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                  195 MONTAGUE STREET                             11201
                  BROOKLYN, NEW YORK
       (Address of principal executive offices)                (Zip Code)

                                 (718) 722-5300
              (Registrant's telephone number, including area code)

================================================================================


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On November 24, 2003, Independence Community Bank Corp., a Delaware corporation ("ICBC"), and Staten Island Bancorp, Inc., a Delaware corporation ("SIB"), entered into an Agreement and Plan of Merger (the "Merger Agreement").


A joint press release announcing the execution of the Merger Agreement was issued on November 25, 2003. The information in the press release is incorporated herein by reference. A copy of the joint press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

EXHIBIT NO.             EXHIBIT

99.1                    Joint press release dated November 25, 2003.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       November 25, 2003             Independence Community Bank Corp.

                                          By:  /s/ John K. Schnock
                                               ---------------------------------
                                               John K. Schnock
                                               Senior Vice President, Secretary
                                               and Counsel


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                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT

99.1              Joint press release dated November 25, 2003.